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[LOGO]

                           [RICHARD ELLIS LETTERHEAD]

1. PARTIES.

   This Sublease, dated August 20, 1998, is made between NTN COMMUNICATIONS, Inc., a Delaware Corporation ("Sublessor"), and WIRESOURCES COMPUTING, INC., a California Corporation ("Sublessee").

2. MASTER LEASE.

   Sublessor is the lessee under a written lease dated November 23, 1994. Liability Co. wherein PPAP, Successor In Interest to The Campus, L.L.C., a California Limited/("Lessor") leased to Sublessor the real property located in the City of Carlsbad, County of San Diego, State of California describes as approximately 39,397 square feet of space in the building at 5966 La Place Court, Carlsbad, California ("Master Premises"), Said lease has been amended by the following amendments None known, said lease and amendments are herein collectively referred to as the "Master Lease" and are attached hereto as Exhibit "A".

3. PREMISES.

   Sublessor hereby subleases to Sublessee on the terms and conditions set forth in this Sublease the following portion of the Master Premises ("Premises"). Approximately 11,631 rentable square feet located on the second floor of 5966 La Place Court, Suite 200, Carlsbad, California, 92008 - Exhibit "A".

4. WARRANTY BY SUBLESSOR.

   Sublessor warrants and represents to Sublessee that the Master Lease attached as Exhibit "B" has not been amended or modified except as expressly set forth herein, that Sublessor is not now, and as of the commencement of the Term hereof will not be, in default or breach of any of the provisions of the Master Lease, and that Sublessor has no knowledge of any claim by Lessor that sublessor is in default or breach of any of the provisions of the Master Lease.

5. TERM.

   The Term of this Sublease shall commence on September 1, 1998 ("Commencement Date"), or when Lessor consents to this Sublease (if such consent is required under the Master Lease), whichever shall last occur, and end on June 30, 2001, (RWK) ("Termination Date"), unless otherwise sooner terminated in accordance with the provisions of this Sublease. In the event the Term commences on a date other than the Commencement Date, Sublessor and Sublessee shall execute a memorandum setting forth the actual date of commencement of the Term. Possession of the Premises ("Possession") shall be delivered to Sublessee on the commencement of the Term. If for any reason Sublessor does not deliver Possession to Sublessee on the commencement of the Term, Sublessor shall not be subject to any liability for such failure, the Termination Date shall not be extended by the delay, and the validity of this Sublease shall not be impaired, but rent shall abate until delivery of Possession. Notwithstanding the foregoing, if Sublessor has not delivered Possession to Sublessee within thirty (30) days after the Commencement Date, then at any time thereafter and before delivery of Possession, Sublessee may give written notice to Sublessor of Sublessee's intention to cancel this Sublease. Said notice shall set forth an effective date for such cancellation which shall be at least ten (10) days after delivery of said notice to Sublessor. If Sublessor delivers Possession to Sublessee on or before such effective date, this Sublease shall remain in full force and effect. If Sublessor fails to deliver Possession to Sublessee on or before such effective date, this Sublease shall be cancelled, in which case all consideration previously paid by Sublessee to Sublessor on account of this Sublease shall be returned to Sublessee, this Sublease shall thereafter be of no further force or effect, and Sublessor shall have no further liability to Sublessee on account of such delay or cancellation. If Sublessor permits Sublessee to take Possession prior to the commencement of the Term, such early Possession shall not advance the Termination Date and shall be subject to the provisions of this Sublease, including without limitation the payment of rent.

6. RENT

   6.1 Minimum Rent. Sublease shall pay to Sublessor as minimum rent, without deduction, setoff, notice, or demand, at 5966 La Place Court, Suite 100, Carlsbad, CA 92008 or at such other place as Sublessor shall designate from time to time by notice to Sublessee, the sum of Twelve Thousand Two Hundred Seventeen and 20/100 -- Dollars ($12,217.20) per month, in advance on the first day of each month of the Term. Sublessee shall pay to Sublessor upon execution of this Sublease the sum of Twelve Thousand Two Hundred Seventeen and 20/100 --- Dollars ($12,217.20) as rent for December 1998. If the Term begins or ends on a day other than the first or last day of a month, the rent for the partial months shall be prorated on a per diem basis. Additional provisions: Base rent shall be abated by Sublessor for September, October and November 1998.

   6.2 Operating Costs. If the Master Lease requires Sublessor to pay to Lessor all or a portion of the expenses of operating the building and/or project of which the Premises are a part ("Operating Costs"), including but not limited to taxes, utilities, or insurance, then Sublessee shall pay to Sublessor as additional rent Eighteen and 45/100 percent (18.45%) of the amounts payable by Sublessor for Operating Costs incurred during the Term. Such
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    additional rent shall be payable               and when Operating Costs are
    payable from Sublessor to Lessor. If the Master Lease provides for the payment by Sublessor of Operating Costs on the basis of an estimate thereof, then as and when adjustments between estimated and actual Operating Costs are made under the Master Lease, the obligations of Sublessor and Sublessee hereunder shall be adjusted in a like manner, and if any such adjustment shall occur after the expiration or earlier termination of the Term, then the obligations of Sublessor and Sublessee under this Subsection 6.2 shall survive such expiration or termination. Sublessor shall, upon request by Sublessee, furnish Sublessee with copies of all statements submitted by Lessor of actual or estimated Operating Costs during the Term.

7.  SECURITY DEPOSIT.

    Sublessee shall deposit with Sublessor upon execution of this Sublease the sum of Twelve Thousand Two Hundred Seventeen and 20/100 Dollars ($12,217.20) as security for Sublessee's faithful performance of Sublessee's obligations hereunder ("Security Deposit"). If Sublessee fails to pay rent or other charges when due under this Sublease, or fails to perform any of its other obligations hereunder, Sublessor may use or apply all or any portion of the Security Deposit for the payment of any rent or other amount then due hereunder and unpaid, for the payment of any other sum for which Sublessor may become obligated by reason of Sublessee's default or breach, or for any loss or damage sustained by Sublessor as a result of Sublessee's default or breach. If Sublessor so uses any portion of the Security Deposit, Sublessee shall, within ten (10) days after written by Sublessor, restore the Security Deposit to the full amount originally deposited, and Sublessee's failure to do so shall constitute a default under this Sublease. Sublessor shall not be required to keep the Security Deposit separate from its general accounts, and shall have no obligation or liability for payment of interest on the Security Deposit. In the event Sublessor assigns its interest in this Sublease, Sublessor shall deliver to its assignee so much of the Security Deposit as is then held by Sublessor. Within ten (10) days after the Term has expired, or Sublessee has vacated the Premises, or any final adjustment pursuant to Subsection 6.2 hereof has been made, whichever shall last occur, and provided Sublessee is not then in default of any of its obligations hereunder, the Security Deposit, or so much thereof as had not theretofore been applied by Sublessor, shall be returned to Sublessee or to the last assignee, if any, of Sublessee's interest hereunder.

8.  USE OF PREMISES.

    The Premises shall be used and occupied only for general office only, and for no other use or purpose.

9.  ASSIGNMENT AND SUBLETTING.

    Sublessee shall not assign this Sublease or further sublet all or any part of the Premises without the prior written consent of Sublessor (and the consent of Lessor, if such is required under the terms of the Master Lease).

10. OTHER PROVISIONS OF SUBLEASE.

    All applicable terms and conditions of the Master Lease are incorporated into and made a part of this Sublease as if Sublessor were the lessor thereunder, Sublessee the lessee thereunder, and the Premises the Master Premises, except for the following:

    SEE ATTACHED ADDENDUM.
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    Sublessee assumes and agrees to perform the lessee's obligations under the
    Master Lease during the Term to the extent that such obligations are applicable to the Premises, except that the obligation to pay rent to Lessor under the Master Lease shall be considered performed by Sublessee to the extent and in the amount rent is paid to Sublessor in accordance with
    Section 6 of this Sublease. Sublessee shall not commit or suffer any act or omission that will violate any of the provisions of the Master Lease. Sublessor shall exercise due diligence in attempting to cause Lessor to perform its obligations under the Master Lease for the benefit of Sublessee. If the Master Lease terminates, this Sublease shall terminate and the parties shall be relieved of any further liability or obligation under this Sublease, provided however, that if the Master Lease terminates as a result of a default or breach by Sublessor or Sublessee under this Sublease and/or the Master Lease, then the defaulting party shall be liable to the nondefaulting party for the damage suffered as a result of such termination. Notwithstanding the foregoing, if the Master Lease gives Sublessor any right to terminate the Master Lease in the event of the partial or total damage, destruction, or condemnation of the Master Premises or the building or project of which the Master Premises are a part, the exercise of such right by Sublessor shall not constitute a default or breach hereunder.

11. ATTORNEY'S FEES.

    If Sublessor, Sublessee, or Broker shall commence an action against the other ____ out of or in connection with this Sublease, the prevailing party shall be entitled to recover its costs of suit and reasonable attorney's fees.

12. AGENCY DISCLOSURE:

    Sublessor and Sublessee each warrant that they have dealt with no other real estate broker in connection with this transaction except: CB Richard Ellis, Inc. who represents SUBLESSOR and COLLIERS INTERNATIONAL, who represents SUBLESSEE. In the event that CB Richard Ellis, Inc. represents both Sublessor and Sublessee, Sublessor and Sublessee hereby confirm that they were timely advised of the dual representation and that they consent to the same, and that they do not expect said broker to disclose to either of them the confidential information of the other party.

13. COMMISSION.

    Upon execution of this Sublease, and consent thereto by Lessor (if such consent is required under the terms of the Master Lease), Sublessor shall pay Broker a real estate brokerage commission in accordance with Sublessor's contract with Broker for the subleasing of the Premises, if any, and otherwise in the amount of Twenty three thousand six hundred and thirty nine 82/100 Dollars ($23,639.82), for services rendered in effecting this Sublease. Broker is hereby made a third party beneficiary of this Sublease for the purpose of enforcing its right to said commission.

14. NOTICES.

    All notices and demands which may or are to be required or permitted to be given by either party on the other hereunder shall be in writing. All notices and demands by the Sublessor to Sublessee shall be sent by United States Mail, postage prepaid, addressed to the Sublessee at the Premises, and to the address hereinbelow, or to such other place as Sublessee may from


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time to time designate in a notice to Sublessor. All notices and demands by the Sublessees to Sublessor shall be sent by United States Mail, postage prepaid, addressed to the Sublessor at the address set forth herein, and to such other person or place as the Sublessor may from time to time designate in notice to the Sublessee.

To Sublessor: 5966 La Place Court, Suite 100, Carlsbad, CA 92008

To Sublessee: 5966 La Place Court, Suite 200, Carlsbad, California 92008

15. CONSENT BY LESSOR.

    THIS SUBLEASE SHALL BE OF NO FORCE OR EFFECT UNLESS CONSENTED TO BY LESSOR WITHIN 10 DAYS AFTER EXECUTION HEREOF, IF SUCH CONSENT IS REQUIRED UNDER THE TERMS OF THE MASTER LEASE.

16. COMPLIANCE.

    The parties hereto agree to comply with all applicable federal, state and local laws, regulations, codes, ordinances and administrative orders having jurisdiction over the parties, property or the subject matter of this Agreement, including, but not limited to, the 1984 Civil Rights Act and all amendments thereto, the Foreign Investment in Real Property Tax Act, the Comprehensive Environmental Response Compensation and Liability Act, and The Americans With Disabilities Act.



Sublesser: NTN COMMUNICATIONS, INC.           Sublessee: WINRESOURCES COMPUTING, INC.
          ---------------------------------             -----------------------------------
By: /s/ F. KEVIN LOUGHRAN                     By: /s/ ROBERT W. KARGE
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    F. Kevin Loughran

Title: Vice President and General Counsel     Title: President
      -------------------------------------         ---------------------------------------

By:                                           By:
   ----------------------------------------      ------------------------------------------
Title:                                        Title:
      -------------------------------------         ---------------------------------------
Date:                                         Date: 8/24/98
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

                          LESSOR'S CONSENT TO SUBLEASE

Undersigned ("Lessor"), lessor under the Master Lease, hereby consents to the foregoing Sublease without waiver of any ??? in the Master Lease concerning further assignment or subletting. Lessor certifies that, as of the date of Lessor's ???? hereof. Sublessor is not in default or breach of any of the provisions of the Master Lease, and that the Master Lease have not been amended or modified except as expressly set forth in the foregoing Sublease.

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CONSULT YOUR ADVISORS - This document has been prepared for approval by your attorney. No representation or recommendation is made by Broker as to the legal sufficiency or tax consequences of this document or the transaction to which it relates. These are questions for your attorney.

Any real estate transaction, it is recommended that you consult with a professional, such as a civil engineer, industrial ????? or other person, with experience in evaluating the condition of the property, including the possible presence of ???, hazardous materials and underground storage tanks.

ADDENDUM NO. 1 TO SUBLEASE DATED AUGUST 11, 1998, BY AND BETWEEN NTN COMMUNICATIONS, INC. ("SUBLESSOR") AND WINRESOURCES COMPUTING, INC., ("SUBLESSEE").
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1.  Provided that the sublease documents are executed by all parties on or before August 21, 1998, Sublessor shall vacate the entire second floor by September 1, 1998, consisting of 11,631 rentable square feet as referenced in Paragraph 3, "Premises" of the Sublease.

2. Sublessor shall deliver possession of the premises on or before September 1, 1998, provided that the Sublease has been executed and approved by the Master Lessor on or before August 21, 1998. Landlord shall abate the Base Rent and Additional Rent due from the time possession of the premises is delivered to the Sublessee through November 30, 1998. Any abated rent shall become immediately due and payable should Sublessee continue to monetarily and materially default under the terms of the Sublease for thirty (30) days or more. In the event the premises are not made available by Sublessor, rental abatement shall be adjusted to remain at a full three (3) months.

3.  RENT. The Base Rent schedule shall be as follows:


            MONTHS                                  BASE RENT
            ------                                  ---------
    October 1, 1998 through November 30, 1998       Rent abated by Landlord

    December 1, 1998 through September 30, 1999     $12,217.00 per month

    October 1, 1999 through September 30, 2000      $12,726.00 per month

    October 1, 2000 through June 30, 2001           $13,235.00 per month

    The Base Rent shall be paid as per the terms of the sublease plus the allocation of Additional Rent per Article 1.1 of the Master Lease on a proportionate share basis. Sublessee shall be responsible for a proportionate share of the following costs as noted in the Master Lease:
    Property taxes (5.2) insurance charges (5.3), common area maintenance charges (5.4). All such proportional charges shall be made payable to Sublessor in monthly installments on the first day of the month. Sublessee shall also be responsible for its own separately metered utilities and janitorial service.

7. Tenant Improvements. Sublessor shall deliver the space in "AS IS" condition with the following exceptions:

    (a) Ground level common corridor area shall be demised per a plan to be mutually agreed upon by Sublessor and Sublessee and Master Lessor, per attached Exhibit A;

    (b) Sublessor shall deliver the heating, ventilating and air-conditioning, plumbing and electrical systems in good working order.

8. PARKING. Sublessee shall be entitled to a prorate portion of the unreserved parking stalls allotted for the premises free of charge for the term of the Sublease, not to exceed a ratio of 4 cars per 1,000 usable square feet.

9. SIGNAGE. Sublessee may install, at its sole cost and expense and subject to the express written consent of Sublessor, signage visible from the elevator lobby on the first floor. In addition, Sublessor shall provide, at Sublessee's sole cost and expense, signage that is mutually acceptable within the second floor elevator lobby indicating the location of the Premises. All of the foregoing signage (whether installed by Sublessor or Sublessee) shall also be subject to the express written consent of Master Lessor, as provided in the Master Lease.

10. ASSIGNMENT AND SUBLETTING. Per the terms of the Master Lease.

11. ATTORNEY'S FEE. In respect to the attached sublease, there shall be no cost to Sublessee for Master Lessor's legal (or other) expenses to review this lease in connection with obtaining the consent of Master Lessor, nor shall Sublessee be liable for legal costs incurred for matters between Master Lessor and Sublessor that are not related to Sublessor and this sublease. The foregoing shall not be construed as a limitation on any of Master Lessor's rights and remedies against Sublessor related to legal costs incurred for matters between Master Lessor and Sublessor, including without limitation, termination of the Master Lease, or as limitation on the effect that such a termination would have on this sublease.

12. INSURANCE. Sublessee shall maintain policies of insurance not less than $1,000,000.00 as required by Section 12 of the Master Lease. Each such policy shall name Sublessor as an additional insured. Sublessee shall provide to Sublessor, prior to September 1, 1998, certificates evidencing such coverage and providing that no modification


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ADDENDUM NO. 1 TO SUBLEASE DATED AUGUST 11, 199 , BY AND BETWEEN NTN
COMMUNICATIONS, INC. ("SUBLESSOR") AND WINRESOURCES COMPUTING, INC., ("SUBLESSEE").
================================================================================

     or cancellation of such coverage shall be effective unless Sublessor has received no less than thirty (30) days notice of such modification or cancellation.

13.  ASSIGNMENT OF SUBLEASE AND DEFAULT.

     a) If Sublessee pays directly to Master Lessor, per Section 13 of this sublease. Sublessor shall credit Sublessee for any payments made, and Sublessor shall remain liable to Sublessee for any and all "Additional Rent" or other charges Sublessee is required to pay on behalf of Sublessor.

     b) Neither this sublease, not Sublessor's vacation of the Premises governed by this sublease in order to deliver possession thereof to Sublessee, shall constitute an "abandonment" of such premises in the sense of the Master Lease.

     c) Should Sublessor file for bankruptcy protection and should Master Lessor, thereof, declare a default under the Master Lease and terminate the Master Lease on account thereof, then Master Lessor shall require Sublessee to attorn to Master Lessor, which Sublessee shall promptly do, and Master Lessor shall undertake the obligations of Sublessor under this sublease as more particularly described in this sublease. In order that such bankruptcy by Sublessor shall not affect Sublessee's quiet enjoyment of this sublease. In addition, any security deposits held by Sublessor on behalf of Sublessee, shall be transferred immediately to Master Lessor.


14.  DEFAULT

     In the event of any default by Sublessor of monetary payments to Master Lessor, Sublessor shall be required to notify Sublessee of any non-payment or actions on behalf of Landlord.



SUBLESSOR:   NTN COMMUNICATIONS, INC.        SUBLESSEE:   WINRESOURCES COMPUTING


By: /s/ F. KEVIN LOUGHRAN                    By:  /s/ ROBERT W. KARP
   ----------------------------------------     --------------------------------
        F. Kevin Loughran                             Robert W. Karp

Title:  Vice President and General Counsel   Title:   President
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LESSOR:      PRENTISS PROPERTIES, INC.


By:
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Title:
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